EXHIBIT 99.1(iii)

VIVITAR CORPORATION
AND SUBSIDIARIES
(A Wholly Owned Subsidiary of Great Step Co., Ltd.)

CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2004 AND 2003

CONTENTS

PAGE

INDEPENDENT AUDITORS’ REPORT	1
Independent Auditors’ Report	1-A-1
Independent Auditors’ Report	1-A-2
Statutory auditors’ report on the financial statements for the year ended December 31, 2004	1-B-1
Statutory auditors’ report on the financial statements for the year ended December 31, 2003	1-B-3

CONSOLIDATED FINANCIAL STATEMENTS
Balance sheets	2
Statements of operations	3
Statements of stockholder’s (deficit) equity and comprehensive loss	4
Statements of cash flows	5
Notes to financial statements	6-12

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors of
Vivitar Corporation

We have audited the accompanying consolidated balance sheets of Vivitar Corporation and Subsidiaries as of December 31, 2004 and 2003 and the related consolidated statements of operations, stockholder’s (deficit) equity and comprehensive loss and cash flows for the years then ended. These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We did not audit the 2004 and 2003 financial statements of Vivitar (Europe) Limited and Vivitar France, wholly owned subsidiaries, which statements reflect total assets of $28,421,000 and $15,349,000 as of December 31, 2004 and 2003, respectively, and total revenues of $48,200,000 and $24,226,000 for the years then ended. Those statements were audited by other auditors whose reports have been furnished to us, and our opinion, insofar as it relates to the amounts included for Vivitar (Europe) Limited and Vivitar France, are based solely on the report of the other auditors.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits and the report of the other auditors provide a reasonable basis for our opinion.

In our opinion, based on our audits and the report of the other auditors, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Vivitar Corporation and Subsidiaries as of December 31, 2004 and 2003 and the consolidated results of their operations and their cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed, the Company has incurred recurring operating losses creating an accumulated deficit that raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Moss Adams LLP

Los Angeles, California
March 22, 2006

INDEPENDENT AUDITOR’S REPORT

To the stockholders of Vivitar (Europe) Limited

We have audited the accompanying balance sheet of Vivitar (Europe) Limited as of 31 December 2004 and the related statements of operations and stockholders’ equity for the year then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with relevant United Kingdom Auditing Standards, and have subsequently reviewed the conduct of the audit to ensure compliance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Vivitar (Europe) Limited as of 31 December 2004, and the results of its operations for the year then ended in conformity with accounting principles generally accepted in the United Kingdom for the year under review.

/s/ Morris Owen

Morris Owen
Chartered Accountants & Registered Auditors
43-45 Devizes Road
Swindon
Wiltshire

Date: 19th October 2005

1-A-1

INDEPENDENT AUDITOR’S REPORT

To the stockholders of Vivitar (Europe) Limited

We have audited the accompanying balance sheet of Vivitar (Europe) Limited as of 31 December 2003 and the related statements of operations and stockholders’ equity for the year then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with relevant United Kingdom Auditing Standards, and have subsequently reviewed the conduct of the audit to ensure compliance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Vivitar (Europe) Limited as of 31 December 2003, and the results of its operations for the year then ended in conformity with accounting principles generally accepted in the United Kingdom for the year under review.

/s/ Morris Owen

Morris Owen
Chartered Accountants & Registered Auditors
43-45 Devizes Road
Swindon
Wiltshire

Date: 4th May 2004

1-A-2

Deloitte.	Deloitte & Associes 185, avenue Charles-de-Gaulle 92524 Neuilly-sur-Seine Cedex France Telephone: + 33 (0) 1 40 88 28 00 Telecopieur: + 33 (0) 1 40 88 28 28 www.deloitte.fr

VIVITAR

Societe Anonyme

1, rue Leonard de Vinci
95190 GOUSSAINVILLE

STATUTORY AUDITORS’ REPORT
ON THE FINANCIAL STATEMENTS

for the year ended December 31, 2004

In compliance with our assignment entrusted to us by your shareholders, we hereby report to you for the year ended December 31, 2004 on:

– the audit of the accompanying financial statements of VIVITAR,

–	the justification of our assessments,

–	the specific procedures and disclosures required by law.

These financial statements have been approved by the Board of Directors. Our role is to express an opinion on these financial statements, based on our audit.

1.	Opinion on the financial statements

We conducted our audit in accordance with US auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statements presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements give a true and fair view of the Company’s financial position and its assets and liabilities as of December 31, 2004 and of the results of its operations for the period then ended in accordance with the accounting rules and principles applicable in France.

Without qualifying our opinion expressed above, we draw your attention to the first page of the notes to financial statements concerning the financial support from the Company’s parent.

Societe anonyme au capital de 1 723 040 €
Societe d’Expertise Comptable inscrite au Tableau de l’Ordre du Conseil Regional de Paris Ille-de-France
Societe de Cornmissaires aux Comptes, membre de la Compagnie regionale de Versailles
572 028 041 RCS Nanterre
TVA: FR 02 572 028 041	Member of Deloitte Touche Tohmatsu

1-B-1

2.	Justification of our assessments

In accordance with the requirements of article L.225-235 of the Commercial code relating to the justification of our assessments, we inform you of the following:

As mentioned in the first part of this report, the note on page 1 to financial statements describes the context under which the annual accounts have been drawn up regarding the going concern principle. We ensured of the reasonableness of the application of the going concern principle taking into account of the information obtained as of the date of this report.

The assessments were made in the context of our audit of the financial statements, taken as a whole, and therefore contributed to the formation of our opinion expressed in the first part of this report.

3.	Specific procedures and disclosures

We have also performed the specific verifications required by law in accordance with professional standards applicable in France.

We have no matters to report regarding the fair presentation and conformity with the financial statements of the information given in the management report of the Board of Directors and in the documents addressed to the shareholders with respect to the financial position and the financial statements.

By application of the law, in conformity with Article L.220-248 of the Commercial code, we point out that the term for your Company to restore its shareholders’ equity to at least half of its share capital expired on December 31, 2001. As of December 31, 2004, this did not take place yet. Your Company is therefore in an irregular situation.

Neuilly, May 17, 2005

The Statutory Auditor

Deloitte & Associes

/s/ Giancarlo RANDAZZO

Giancarlo RANDAZZO

(This is a free translation into English of the statutory auditors’ report issued in the French language and is provided solely for the convenience of English speaking readers. The statutory auditors’ report includes information specifically required by French law in all audit report, whether qualified or not, and this is presented below the opinion on the financial statements. This information includes an explanatory paragraph discussing the auditors’ assessments of certain significant accounting and auditing matters. These assessments were considered for the purpose of issuing an audit opinion on the financial statements taken as a whole and not to provide separate assurance on individual account captions or on information taken outside of the financial statements. This report should not be read in conjunction with, and construed in accordance with, French law and professional auditing standards applicable in France.)

1-B-2

Deloitte.	Deloitte & Associes 185, avenue Charles-de-Gaulle 92524 Neuilly-sur-Seine Cedex France Telephone: + 33 (0) 1 40 88 28 00 Telecopieur: + 33 (0) 1 40 88 28 28 www.deloitte.fr

VIVITAR

Société Anonyme

1, rue Léonard de Vinci
95190 GOUSSAINVILLE

STATUTORY AUDITORS’ REPORT
ON THE FINANCIAL STATEMENTS

for the year ended December 31, 2003

In compliance with our assignment entrusted to us by your shareholders, we hereby report to you for the year ended December 31,2003 on:

– the audit of the accompanying financial statements of VIVITAR,

–	the justification of our assessments,

–	the specific procedures and disclosures required by law.

These financial statements have been approved by the Board of Directors. Our role is to express an opinion on these financial statements, based on our audit.

1.	Opinion on the financial statements

We conducted our audit in accordance with US auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statements presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements give a true and fair view of the Company’s financial position and its assets and liabilities as of December 31, 2003 and of the results of its operations for the period then ended in accordance with the accounting rules and principles applicable in France.

Without qualifying our opinion expressed above, we draw your attention to the first page of the notes to financial statements concerning the financial support from the Company’s parent.

Société anonyme au capital de 1 723 040 €
Société d’Expertise Comptable inscrite au Tableau de l’Ordre du Conseil Regional de Paris /lle-de-France
Société de Commissaires aux Comptes, membre de la Compagnie regionale de Versailles
572 028 041 RCS Nanterre
TVA: FR 02 572 028 041	Member of Deloitte Touche Tohmatsu

1-B-3

Deloitte	2/2

 VIVITAR

2.	Justification of our assessments

In accordance with the requirements of article L.225-235 of the Commercial code relating to the justification of our assessments, we inform you of the following:

As mentioned the first part of this report, the note on page 1 to financial statements describes the context under which the annual accounts have been drawn up regarding the going concern principle. We ensured of the reasonableness of the application of the going concern principle taking into account of the information obtained as of the date of this report.

The assessments were made in the context of our audit of the financial statements, taken as a whole, and therefore contributed to the formation of our opinion expressed in the first part of this report.

3.	Specific procedures and disclosures

We have also performed the specific verifications required by law in accordance with professional standards applicable in France.

We have no matters to report regarding the fair presentation and conformity with the financial statements of the information given in the management report of the Board of Directors and in the documents addressed to the shareholders with respect to the financial position and the financial statements.

By application of the law, in conformity with Article L.220-248 of the Commercial code, we point out that the term for your Company to restore its shareholders’ equity to at least half of its share capital expired on December 31, 2001. As of December 31, 2003, this did not take place yet. Your Company is therefore in an irregular situation.

Neuilly, April lst, 2004

The Statutory Auditor

Deloitte & Associés

Giancarlo RANDAZZO

1-B-4

VIVITAR CORPORATION AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

DECEMBER 31,	2004	2003

ASSETS

CURRENT ASSETS
Cash and cash equivalents	$10,116,000	$5,457,000
Trade accounts receivable, less allowance of $5,562,000 in 2004 and $2,287,000 in 2003	38,520,000	41,306,000
Inventories	23,604,000	33,305,000
Prepaid expenses	2,375,000	796,000
Refundable income taxes	412,000	387,000
Deferred income taxes	—	2,302,000

Total current assets	75,027,000	83,553,000
DEFERRED INCOME TAXES	—	1,924,000
DEPOSITS	23,000	47,000
GOODWILL	4,505,000	4,505,000
PROPERTY AND EQUIPMENT, at cost, net of accumulated depreciation and amortization	171,000	139,000

	$79,726,000	$90,168,000

LIABILITIES AND STOCKHOLDER’S (DEFICIT) EQUITY

CURRENT LIABILITIES
Bank borrowings under credit agreement	$15,708,000	$24,491,000
Accounts payable	55,935,000	34,968,000
Accrued liabilities	9,101,000	8,501,000
Note payable to seller	—	500,000

Total current liabilities	80,744,000	68,460,000
Additional minimum pension liability	6,526,000	5,679,000

Total liabilities	87,270,000	74,139,000

STOCKHOLDER’S (DEFICIT) EQUITY
Common stock, no par value. Authorized 18,000,000 shares; issued and outstanding 2,419,244 shares	21,060,000	21,060,000
(Accumulated deficit) retained earnings	(21,146,000)	607,000
Accumulated other comprehensive loss	(7,458,000)	(5,638,000)

Total stockholder’s (deficit) equity	(7,544,000)	(16,029,000)

Total liabilities and stockholder’s (deficit) equity	$79,726,000	$90,168,000

The accompanying notes are an integral part of these financial statements

VIVITAR CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

YEARS ENDED DECEMBER 31,	2004	2003

NET SALES	$135,081,000	$122,512,000
COST OF SALES	130,220,000	111,816,000

Gross profit	4,816,000	10,696,000

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	22,297,000	14,889,000

Loss from operations	(17,436,000)	(4,193,000)

OTHER EXPENSE (INCOME)
Interest expense	571,000	503,000
Other, net	(565,000)	(515,000)

	6,000	(12,000)

LOSS BEFORE INCOME TAXES	(17,442,000)	(4,181,000)

PROVISION (BENEFIT) FOR INCOME TAXES	4,311,000	(1,547,000)

NET LOSS	$(21,753,000)	$(2,634,000)

The accompanying notes are an integral part of these financial statements

VIVITAR CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF STOCKHOLDER’S (DEFICIT) EQUITY AND COMPREHENSIVE LOSS

YEARS ENDED DECEMBER 31, 2004 AND 2003

					Accumulated	Total
	Comprehensive	Common	Common	Retained	comprehensive	shareholder’s
	loss	shares	stock	earnings	loss	equity

Balance at December 31, 2002	$	2,419,244	$21,060,000	$3,241,000	$(5,731,000)	$18,570,000

Comprehensive loss:
Net loss	—	—	—	(2,634,000)	—	(2,634,000)
Minimum pension liability	(457,000)	—	—	—	(457,000)	(457,000)
Foreign currency translation adjustments	550,000	—	—	—	550,000	550,000

Total comprehensive loss	$93,000

Balance at December 31, 2003		2,419,244	$21,060,000	$607,000	$(5,638,000)	$16,029,000

Comprehensive loss:
Net loss	—	—	—	(21,753,000)	—	(21,753,000)
Minimum pension liability	(2,145,000)	—	—	—	(2,145,000)	(2,145,000)
Foreign currency translation adjustments	325,000	—	—	—	325,000	325,000

Total comprehensive loss	$(1,820,000)

Balance at December 31, 2004		2,419,244	$21,060,000	$(21,146,000)	$(7,458,000)	$(7,544,000)

The accompanying notes are an integral part of these consolidated financial statements.

VIVITAR CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

YEARS ENDED DECEMBER 31,	2004	2003

CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(21,753,000)	$(2,634,000)
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	57,000	293,000
Change in allowances	3,275,000	(1,084,000)
Change in inventory reserve	(175,000)	(6,000)
Deferred income taxes	4,226,000	(1,257,000)
Changes in operating assets and liabilities:
Accounts receivable	(489,000)	(9,242,000)
Inventories	9,876,000	(10,918,000)
Prepaid expenses and other assets	(1,555,000)	(53,000)
Accounts payable	20,967,000	17,246,000
Income taxes payable	(25,000)	(1,105,000)
Accrued liabilities and minimum pension liability	1,447,000	3,293,000

Net cash provided by (used in) operating activities	15,851,000	(5,467,000)

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of property and equipment	(89,000)	(28,000)

CASH FLOWS FROM FINANCING ACTIVITIES
Repayment of note payable to seller	(500,000)	(1,000,000)
Line of credit	(8,783,000)	4,838,000

Net cash (used in) provided by operating activities	(9,283,000)	3,838,000

EFFECTS OF CHANGE IN OTHER COMPREHENSIVE LOSS	(1,820,000)	93,000

Net increase (decrease) in cash and cash equivalents at end of year	4,659,000	(1,564,000)

CASH AND CASH EQUIVALENTS, at beginning of year	5,457,000	7,021,000

CASH AND CASH EQUIVALENTS, at end of year	$10,116,000	$5,457,000

SUPPLEMENTAL CASH FLOW INFORMATION
Cash paid during the year for:
Interest	$571,000	$503,000

Income taxes	$110,000	$815,000

The accompanying notes are an integral part of these consolidated financial statements.

VIVITAR CORPORATION

NOTES TO FINANCIAL STATEMENTS

NOTE 1 — NATURE OF BUSINESS

Organization — Vivitar Corporation (the Company) is a wholly owned subsidiary of Great Step Co., Ltd. (the Ultimate Parent). On October 30, 2000, the Ultimate Parent acquired all of the issued and outstanding equity interest in the Company from Plaza Create Co., Ltd. (Plaza). In connection with the acquisition, pushdown accounting was applied to the separate consolidated financial statements of Vivitar Corporation whereby a new basis of accounting is established based on the purchase transaction. Upon formation of Vivitar Corporation, the Company issued 2,419,244 shares of common stock of Vivitar Corporation for consideration of $21,060,000.

The Company markets and distributes photographic equipment and accessories worldwide.

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Consolidation — The accompanying consolidated financial statements include the accounts of the Company and its wholly owned subsidiaries, Vivitar Japan Ltd. (Vivitar Japan), Vivitar Europe, Vivitar France and Vivitar Asia, Ltd. All material intercompany transactions, balances, and profits have been eliminated in consolidation.

Basis of presentation — The Company had a working capital deficit of $5,717,000 and stockholder’s deficit of $7,544,000 at December 31, 2004 and incurred a net loss of $21,753,000 during the year ended December 31, 2004. The accompanying financial statements have been prepared on the basis that the Company will continue as a going concern, realizing assets and liquidating liabilities in the ordinary course of business.

Through an extension of payment terms from its major vendor, related through common ownership (see Note 10), the Company has been able to achieve a positive operating cash flow through times of operating losses and deterioration of its margins. Management’s plans include diversifying its customer base, increasing margins through better pricing from its vendors and reducing operational costs. In addition, the stockholders of the Ultimate Parent, Great Step Co., Ltd. have committed to financially supporting the operations of the Company through December 31, 2006, if necessary.

Revenue recognition and sales incentives — The Company recognizes revenue as title to products is transferred to customers, generally upon receipt of product by customer. Sales price rebates, which are offered to certain customers, are reflected as a reduction of sales and are accrued concurrently with the recognition of revenue. A provision for sales returns is recorded with the recognition of revenue and is also reflected as a reduction of sales. Sales returns and allowances amounted to approximately $18,143,000 in 2004 and $16,711,000 in 2003.

Concentration of credit risk — Certain financial instruments subject the Company to a concentration of credit risk. These financial instruments consist primarily of cash and cash equivalents and accounts receivable. The Company places its cash and cash equivalents with high-quality financial “FDIC” insured limits institutions. The Company regularly evaluates its customers’ ability to satisfy credit obligations and records a provision for doubtful accounts based on the evaluations.

Accounts receivable — The Company carries its accounts receivable at invoiced amounts less allowances for doubtful accounts and other deductions. Management evaluates the ability to collect accounts receivable based on a combination of factors. A reserve for doubtful accounts is maintained based on length of time receivables are past due or the status of a customer’s financial position.

Inventories — Inventories are stated at the lower of cost or market and consist entirely of finished products. Cost is determined using the weighted average method, which approximates the first-in, first-out method.

Property and equipment — Property and equipment are stated at cost, less accumulated depreciation and amortization. Depreciation is computed using the straight-line method over the estimated useful lives of the related assets, which range from three to ten years. Leasehold improvements are amortized over the shorter of their estimated useful lives or the life of the lease.

VIVITAR CORPORATION

NOTES TO FINANCIAL STATEMENTS

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Impairment of long-lived assets — The Company evaluates long-lived assets whenever events or changes in circumstances indicate that the carrying value of such assets may not be recoverable. If the estimated future cash flows from the use of such assets (undiscounted and without interest charges) were less than the carrying value, a write-down would be recorded to reduce the related asset to its estimated fair value based upon discounted cash flows. To date, no such write-down has been recorded.

Income taxes — Deferred taxes are computed for differences between the financial statement and income tax bases of assets and liabilities. Such deferred tax asset and liability computations are based on enacted tax laws and rates applicable to periods in which the differences are expected to reverse. A valuation allowance is established, when necessary, to reduce deferred tax assets to the amount expected to be realized. The Company has not provided for the difference between foreign tax rates and U.S. income tax rates for its foreign subsidiaries’ unremitted earnings, which are expected to be reinvested indefinitely. It is not practicable to determine the amount of income taxes that might be payable if such earnings is ultimately repatriated.

Foreign currency translation and transactions — The assets and liabilities of the Company’s foreign subsidiaries are translated into U.S. dollars at exchange rates in effect at the balance sheet date. Revenues and expenses are translated at weighted average exchange rates for the period. The aggregate effect of the foreign currency translation adjustments are included in accumulated other comprehensive loss. Gains and losses resulting from foreign currency transactions (transactions denominated in a currency other than the functional currency) are included in the determination of net income. The functional and reporting currencies of these subsidiaries include the British Pound, the Euro, the Japanese Yen, and the Hong Kong Dollar.

Advertising — Advertising and promotion costs are expensed as incurred. The Company participates in various cooperative advertising programs with its customers whereby the Company shares the cost of advertising in their customers’ mailers, which are expensed when the recognition of revenue is recorded. Cooperative advertising expense amounted to approximately $1,731,000 and $3,080,000 in 2004 and 2003 and is reflected as a reduction of sales.

Goodwill — In June 2001, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards (“SFAS”) No. 142, “Goodwill and Other Intangible Assets,” effective for fiscal years beginning after December 15, 2001. Under the new rules, goodwill is no longer amortized but will be subject to annual impairment tests in accordance with the Statement.

The Company adopted January 1 of each year as the date on which it will perform its annual impairment test. The Company performed an annual impairment test of goodwill using the discounted cash flow method, on January 1, 2005, and concluded that there was no impairment as of December 31, 2004.

Shipping and handling costs — Shipping and handling fees billed to customers are recorded as revenue. The costs associated with shipping goods to customers are recorded in cost of sales. Shipping and handling fees billed to customers and related costs amounted to approximately $37,000 and $1,486,000 in 2004 and $108,000 and $1,473,000 in 2003, respectively.

Use of estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

VIVITAR CORPORATION

NOTES TO FINANCIAL STATEMENTS

NOTE 3 — NOTE PAYABLE TO SELLER

On October 30, 2000, Great Step Co., Ltd. (the Ultimate Parent) acquired 100% of the outstanding stock of the Company from Plaza Create, Ltd. (Plaza). Plaza was the former ultimate parent of the Company. The initial purchase price of $33,420,000 was funded with the issuance of a promissory note to Plaza. The purchase price was adjusted to $31,688,000 in 2001.

Approximately $13,231,000 of the purchase price was contingent on the sale of specified inventory, the collection of specified accounts receivable and the utilization of deferred tax assets (the Specified Accounts) acquired from Plaza, and accordingly not recorded as of the acquisition date. To the extent that the above-specified assets were sold, collected, or utilized by March 31, 2002, the cash proceeds were to be remitted to Plaza with a corresponding reduction in the note payable to seller. These adjustments were reflected as adjustments to the purchase price and aggregated $1,346,000 as of December 31, 2001. The note to seller has been adjusted to reflect cash proceeds of $1,346,000 remitted to Plaza as of December 31, 2001. Through December 31, 2002, approximately $3,884,000 of specified assets had been sold, collected, or utilized. The note was adjusted for the utilization of approximately $237,000 in deferred tax assets in 2002 with a corresponding adjustment to goodwill. Based on actual sales and collections, it was determined that approximately $6,482,000 of specified inventory and accounts receivable will not be sold and/or collected by the date specified above. Accordingly, no value was assigned to these assets and a corresponding adjustment was made to both the assets and the note pursuant to the purchase agreement. In 2003, the Company settled the liability with Plaza for $1,500,000 and recorded the difference to goodwill.

NOTE 4 — PROPERTY AND EQUIPMENT

	2004	2003

Machinery, equipment, and office fixtures	$340,000	$154,000
Computer software	552,000	604,000
Leasehold improvements	488,000	478,000

	1,380,000	1,236,000
Accumulated depreciation and amortization	(1,209,000)	(1,097,000)

	$171,000	$139,000

NOTE 5 — BANK BORROWINGS

On October 5, 2001, the Company entered into a credit agreement (the Agreement) with an unrelated financial institution that provides for borrowings up to $30,000,000 during the period from September 1 to November 30 of each year and $20,000,000 at all other times. The Agreement has sub facilities for letters of credit and bankers’ acceptances, which have separate credit limits during the year. The borrowings bear interest at a rate of three months LIBOR plus 2.5% and are secured by eligible inventory, accounts receivable, and open letters of credit. The three-month LIBOR rate was 2.5% at December 31, 2004.

The credit facilities are available for working capital requirements and are generally used to finance purchases of inventories from foreign suppliers. At December 31, 2004, borrowings under the revolving credit line agreement totaled $15,638,011. In addition, open letters of credit totaled $1,414,253 at December 31, 2004.

The agreement contains various financial covenants requiring that specified levels of net worth and other financial ratios be maintained during the term of the agreement, among other items. The Company is not in compliance with certain financial covenants as of December 31,2004.

The line of credit expired in April 2005 and was not renewed. Subsequent to year end, the Company paid the outstanding balance on the line of credit.

VIVITAR CORPORATION

NOTES TO FINANCIAL STATEMENTS

NOTE 6 — INCOME TAXES

The components of the income tax provision are as follows:

	2004
	Current	Deferred	Total

Federal	$132,000	$3,576,000	$3,708,000
State and local	1,000	698,000	699,000
Change in prior year estimated tax provision	(51,000)	(45,000)	(96,000)

	$82,000	$4,229,000	$4,311,000

	2003
	Current	Deferred	Total

Federal	$(343,000)	$(1,063,000)	$(1,406,000)
State and local	249,000	(332,000)	(83,000)
Change in prior year estimated tax provision	(26,000)	(32,000)	(58,000)

	$(120,000)	$(1,427,000)	$(1,547,000)

Deferred tax assets at December 31, 2004 and 2003 consist of the following:

	2004	2003

Net operating loss carryforwards	$5,755,000	$1,597,000
Accrued liabilities	2,157,000	412,000
Inventories	1,039,000	1,215,000
Allowance for doubtful accounts	811,000	356,000
Other	45,000	646,000
Valuation allowance	(9,807,000)	—

Total	$—	$4,226,000

Income tax expense differs from the amounts computed by applying the federal statutory rate of 34% to net income (loss) before income tax expense as shown below:

	2004	2003

Expected tax expense	$(6,031,000)	$(1,422,000)
Net tax effects of:
Multiple state taxes, net of federal benefit	1,000	1,000
Effect of foreign statutory tax rates applied to subsidiary income	132,000	(51,000)
Other nondeductible items	313,000	16,000
Effect of change in prior year estimated tax provision	96,000	(58,000)
Change in valuation allowance	9,807,000	—
Other	(7,000)	(33,000)

	$4,311,000	$(1,547,000)

VIVITAR CORPORATION

NOTES TO FINANCIAL STATEMENTS

NOTE 6 — INCOME TAXES (Continued)

In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income, and tax planning strategies in making this assessment. As of December 31, 2004, the Company had unused federal and state net operating loss carryforwards of approximately $15,100,000 and $7,100,000, respectively, which expire through 2024.

NOTE 7 — PENSION PLANS

In connection with the acquisition, the Company assumed a 401(k) Savings and Investment Plan (the 401(k) Plan) covering all employees in the United States of America with at least six months of service. The 401(k) Plan is such that the Company will make discretionary contributions up to a maximum of 10% of the employee earnings. Eligible employees may contribute a minimum of 2% up to a maximum of 10%, as defined, of their pretax compensation to the 401(k) Plan. Company contributions to the 401(k) Plan were $159,000 and $141,000 for the years ended December 31, 2004 and 2003, respectively.

Vivitar Europe has a defined benefit pension plan (the Vivitar Europe Plan), assumed by the Company, for its employees. The benefit obligation, fair value of plan assets, and funded status of the Vivitar Europe Plan at December 31, 2004 are as follows:

Accumulated and projected benefit obligation	$20,127,000

Fair value of plan assets:
Fair value of plan assets, January 1	9,438,000
Expected return on plan assets	693,000
Benefits paid	(385,000)
Employer contributions	(19,000)
Unrecognized net actuarial loss	308,000

Fair value of plan assets, December 31	$10,035,000

Unfunded status	$10,092,000

Included in accrued liabilities are accrued pension costs of $10,092,000, of which $6,526,000 relates to additional minimum pension liability. The independent valuation of the retirement plan calculated the benefit obligation using the following assumptions:

	2004	2003

Weighted average assumptions as of December 31:
Discount rate	5.20%	5.40%
Expected return on plan assets	7.50%	7.50%
Inflation	3.00%	2.90%

VIVITAR CORPORATION

NOTES TO FINANCIAL STATEMENTS

NOTE 7 — PENSION PLANS (Continued)

The Company’s pension plan weighted-average asset allocation at December 31, 2004 and 2003, by asset allocation is as follows:

	Plan Assets at December 31,
Asset Category	2004	2003

Equity securities	$7,993,000	$6,897,000
Debt securities	1,067,000	1,025,000
Annuities	455,000	389,000
Other (cash and real estate)	520,000	437,000

	$10,035,000	$8,748,000

The following benefit payments, which reflect expected future service, as appropriate, are expected to be paid as follows:

2005	$524,000
2006	545,000
2007	691,000
2008	657,000
2009	722,000
Years 2010-2014	4,852,000

$7,991,000

In June 2002, the trustees of the Vivitar (Europe) Limited Pension and Assurance Scheme (“the Scheme”) approved the closure of the scheme and cessation of the accrual of benefits with effect from October 1, 2002. The Company and the Trustees are currently taking advice regarding the process for the closure, which may take some years to complete.

NOTE 8 — COMMITMENTS AND CONTINGENCIES

Operating leases — The Company leases warehouse and office space and certain equipment under non-cancel able operating leases extending through September 2009 that contain renewal clauses and annual adjustments for inflation.

Future minimum lease payments for future years ending December 31 are summarized as follows:

2005	$516,000
2006	356,000
2007	354,000
2008	288,000
2009	70,000

$1,584,000

Contingencies — The Company is subject to certain legal proceedings and claims arising in the ordinary course of business. In the opinion of management, the ultimate resolution of these matters will not have a material adverse effect on the Company’s financial position and results of operations.

VIVITAR CORPORATION

NOTES TO FINANCIAL STATEMENTS

NOTE 9 — CUSTOMER CONCENTRATION

Sales to two national retail chains were $40,446,000 and $47,192,000 or 54% and 38% of net sales during the years ended December 31, 2004 and 2003, respectively. The outstanding receivable balances from these customers were $18,347,000 and $26,363,000 at December 31, 2004 and 2003, respectively. Payment terms range from net 45 to net 90 days.

NOTE 10 — VENDOR CONCENTRATION AND RELATED PARTY TRANSACTIONS

The Company purchased approximately $66,788,000 and $69,756,000 or 63% and 53% of its inventory from one major supplier related through common ownership during the years ended December 31, 2004 and 2003 respectively. Included in accounts payable were $47,992,000 and $27,671,000 due to this vendor at December 31, 2004 and 2003, respectively. Payment terms are net 90 days.

NOTE 11 — ROYALTY AND DISTRIBUTION AGREEMENTS

The Company has a royalty and distribution agreement with two unrelated entities to sell products under the Vivitar trade name. Royalty and distribution income, included in other income, for the years ended December 31, 2004 and 2003 amounted to approximately $424,000 and $700,000, respectively.

NOTE 12 — PATENT LICENSE AGREEMENTS

On December 23, 2003, the Company entered into a license agreement for use of certain patented products in their digital cameras. Under the agreement, the Company is required to pay a total of $800,000 through July 2004, with the first monthly payment of $88,000 having been paid in December 2003 and eight monthly payments of $89,000 to be paid thereafter in full consideration for the rights, licenses, privileges as stated in the agreement.

The Company entered into another patent license agreement for patented technology used in digital cameras. The Company is required to pay royalties of 2% of net sales on the licensed products. The agreement expires either upon thirty days written notice by the licensor or until the expiration of the last-to-expire of the licensed patents, which occurs in May 2020. As of December 31, 2004, the Company accrued $120,000 in relation to these payments.

Patent expense relating to these agreements amounted to $1,437,000 in 2004 and $519,000 in 2003.

NOTE 13 — LICENSE AGREEMENT

On September 21, 2004, the Company entered into a licensing agreement with Eastman Kodak Company for the use of certain trademarks and graphic designs on certain products of the Company. The Company is required to pay a negotiated royalty rate on net sales of the products under the agreement and there are no minimum royalty requirements. There were no royalties during the year ended December 31, 2004.